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EXHIBIT 32.2

Certification of Chief Financial Officer
pursuant to 18 U.S.C. Section 1350, as adopted
pursuant to Section 906 of the Sarbanes-Oxley Act Of 2002

        In connection with the Annual Report on Form 10-K of Tangoe, Inc. for the fiscal year ended September 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Gary R. Martino, as Chief Financial Officer of Tangoe, Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Tangoe, Inc.

Date: March 29, 2012

/s/ GARY R. MARTINO
Gary R. Martino
Chief Financial Officer

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  EXHIBIT 32.2
Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act Of 2002